                                                                    EXHIBIT 21.1

                                                                       STATE OF
SUBSIDIARY                                                    ORGANIZATION/INCORPORATION   OTHER NAMES USED
----------                                                    --------------------------   ----------------
ACRE Seymour, LLC                                             Delaware                     None

Corporate Technology Centre Associates II LLC                 California                   None

Corporate Technology Centre Associates LLC                    California                   None

CTC Associates I GenPar, LLC                                  California                   None

CTC Associates I, L.P.                                        Delaware                     None

CTC Associates II GenPar, LLC                                 Delaware                     None

CTC Associates II, L.P.                                       Delaware                     None

CTL I Maryland, Inc.                                          Delaware                     None

iStar CTL I GenPar, Inc.                                      Delaware                     None

iStar CTL I, L.P.                                             Delaware                     None

iStar Real Estate Services, Inc.                              Maryland                     None

iStar San Jose, L.L.C.                                        Delaware                     None

iStar Sunnyvale Partners, L.P.                                Delaware                     None

iStar Sunnyvale, LLC                                          Delaware                     None

TriNet Concord Farms III Limited Partnership                  Massachusetts                None

TriNet Corporate Partners II, L.P.                            Delaware                     None

TriNet Essential Facilities III, Inc.                         Maryland                     None

TriNet Essential Facilities VII, Inc.                         Maryland                     None

TriNet Essential Facilities VIIIR, Inc.                       Maryland                     None

TriNet Essential Facilities X, Inc.                           Maryland                     None

TriNet Essential Facilities XI, Inc.                          Maryland                     None

TriNet Essential Facilities XII, Inc.                         Maryland                     None

TriNet Essential Facilities XVIII, Inc.                       Maryland                     None

TriNet Essential Facilities XIX, Inc.                         Maryland                     None

TriNet Essential Facilities XX, Inc.                          Maryland                     None

TriNet Essential Facilities XXIII, Inc.                       Maryland                     None

TriNet Essential Facilities XXIV, Inc.                        Maryland                     None

TriNet Essential Facilities XXVI, Inc.                        Maryland                     None

TriNet Essential Facilities XXVII, Inc.                       Maryland                     None

TriNet Essential Facilities XXVIII, Inc.                      Maryland                     None

TriNet Essential Facilities XXIX, Inc.                        Maryland                     None

TriNet Management Operating Company, Inc.                     Maryland                     None

TriNet Milpitas Associates, LLC                               Maryland                     None

TriNet Property Partners, L.P.                                Maryland                     None

TriNet Realty Capital, Inc.                                   Maryland                     None

TriNet Realty Investors I, Inc.                               Maryland                     None

TriNet Realty Investors II, Inc.                              Maryland                     None

TriNet Realty Investors III, Inc.                             Maryland                     None

TriNet Realty Investors IV, Inc.                              Maryland                     None

TriNet Realty Investors V, Inc.                               Maryland                     None

TriNet Sunnyvale Partners, L.P.                               Maryland                     None

W9/TriNet Poydras, LLC                                        Maryland                     None